Exhibit 10.1

EXECUTION VERSION

THIS OMNIBUS AGREEMENT NO. 1 [FLY 2016A WAREHOUSE], dated as of December 15, 2017 (this “Agreement”), is made among FLY ACQUISITION III LIMITED, a company incorporated under the laws of Bermuda, as borrower (the “Borrower”), each of the lenders that is a signatory hereto identified under the caption “LENDERS” on the signature pages hereto (each, a “Lender”), COMMONWEALTH BANK OF AUSTRALIA, NEW YORK BRANCH, as administrative agent (the “Administrative Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as security trustee (the “Security Trustee”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Security Trustee previously entered into the Facility Agreement [Fly 2016A Warehouse], dated as of February 26, 2016 (as amended, modified and supplemented from time to time, the “Facility Agreement”);

WHEREAS, the Borrower, each of those Lenders participating in the facility contemplated by the Facility Agreement as “Banks” (as defined in the Facility Agreement), the Administrative Agent and the Security Trustee previously entered into the Credit Agreement [Fly 2016A Warehouse], dated as of February 26, 2016 (as amended, modified and supplemented form time to time, the “Credit Agreement”);

WHEREAS, the Borrower, each of those Lenders participated in the facility contemplated by the Facility Agreement as “Purchasers” (as defined in the Facility Agreement), the Administrative Agent and the Security Trustee previously entered into the Note Purchase Agreement [Fly 2016A Warehouse], dated as of February 26, 2016 (as amended, modified and supplemented from time to time, the “Note Purchase Agreement”); and

WHEREAS, Lenders participating as Purchasers may wish to effect assignments or transfers of their Advances to financial institutions which want to be treated as “Banks” and Lenders participating as Banks may wish to effect assignments or transfers of their Loans to financial institutions which want to be treated as “Purchasers”.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, each of the parties hereto agrees as follows:

Section 1.          Definitions; Effectiveness.  Unless the context otherwise requires, capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Facility Agreement for all purposes of this Agreement.  This Agreement shall be effective upon the execution and delivery hereof by the Borrower, the Administrative Agent, the Security Trustee and the Required Lenders.

Section 2.          Assignments.  Effective as of the date hereof and notwithstanding anything to the contrary set forth in the Finance Documents, the parties hereto hereby agree as follows:

(a)           a Bank may assign or otherwise transfer its rights and obligations under the Credit Agreement (including all or a portion of its Loan)  in accordance with Section 3.02 of the Credit Agreement and Section 10.04 of the Facility Agreement to a party that wishes to become a Purchaser (a “Purchaser Assignee”) under the Note Purchase Agreement, the Facility Agreement and the other Basic Documents;

(b)           a Purchaser may assign or otherwise transfer its rights and obligations under the Note Purchase Agreement (including all or a portion of its Advance) in accordance with Section 5.02 of the Note Purchase Agreement and Section 10.04 of the Facility Agreement to a party that wishes to be a Bank (a “Bank Assignee” and together with a Purchaser Assignee, each an “Assignee”) under the Credit Agreement, the Facility Agreement and the other Basic Documents;

(c)           in the event of an assignment by a Bank to a Purchaser Assignee, on the Effective Date for such assignment (as set forth in the relevant Assignment and Acceptance), such Purchaser Assignee shall accede as a “Purchaser” to the Note Purchase Agreement and shall be bound by the terms and conditions thereof;

(d)           in the event of an assignment by a Purchaser to a Bank Assignee, on the Effective Date for such assignment (as set forth in the relevant Assignment and Acceptance), such Bank Assignee shall accede as a “Bank” to the Credit Agreement and shall be bound by the terms and conditions thereof;

(e)           whether an assignee of a Bank’s or a Purchaser’s rights and obligations under the Credit Agreement or the Note Purchase Agreement, respectively, elects to be a Purchaser Assignee or a Bank Assignee, respectively, shall be indicated in the relevant Assignment and Acceptance; and

(f)           each assignment to an Assignee shall otherwise be completed in accordance with the terms of Section 3.02 of the Credit Agreement (in the case of an assignment to a Purchaser Assignee) and of Section 5.02 of the Note Purchase Agreement (in the case of an assignment to a Bank Assignee), except that the agreements, representations and warranties required to be made and/or given by such Assignee in the relevant Assignment and Acceptance shall be made consistently with those of the Credit Agreement or the Note Purchase Agreement, as the case may be, to which it is acceding.

Section 3.          Ratification.  Except as otherwise set forth herein, each of the parties hereto acknowledges and agrees that the Facility Agreement and the other Basic Documents shall continue and shall remain in full force and effect in all respects.

Section 4.          Expenses. The Borrower shall pay or reimburse the Lenders, the Administrative Agent and the Security Trustee for any reasonable and documented costs and expenses (including reasonable legal fees) incurred by such Person in connection with, arising out of or in any way related to the negotiation, preparation, execution or delivery of this Agreement and the transactions contemplated hereby.

Section 5.          Governing Law.  This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Financing Document (except, as to any other Financing Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

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Section 6.          Miscellaneous.

(a)          The section headings in this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

(b)          By their signature below, the Required Lenders hereby instruct the Administrative Agent and the Security Trustee to execute and deliver this Agreement.

(c)          This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Agreement No. 1 [Fly 2016A Warehouse] to be duly executed and delivered as of the day and year first above written.

FLY ACQUISITION III LIMITED, as Borrower

By
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Security Trustee

By
Name:
Title:

COMMONWEALTH BANK OF AUSTRALIA, NEW YORK BRANCH, as Administrative Agent

By
Name:
Title:

LENDERS

COMMONWEALTH BANK OF AUSTRALIA, NEW YORK BRANCH, as a Lender

By
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ LTD., as a Lender

By
Name:
Title:

NEW YORK LIFE INSURANCE COMPANY, as a Lender

By
Name:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as a Lender

By
Name:
Title:

NATIONAL AUSTRALIA BANK LIMITED, as a Lender

By
Name:
Title:

By
Name:
Title: